UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2006
Lakes Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-24993	41-1913991

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Cheshire Lane, Minnetonka, Minnesota	55305

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 449-9092
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits

Item 3.02 Unregistered Sales of Equity Securities.
     On February 24, 2006, in accordance with the terms of the Securities Purchase Agreement dated February 15, 2006 between Lakes Entertainment, Inc. (the “Company”) and PLKS Holdings, LLC (“PLKS”), the Company issued 4,457,751 shares of Series A Convertible Preferred Stock, $0.01 par value (“Preferred Stock”) to PLKS. As previously announced, the Company entered into the Securities Purchase Agreement in connection with closing on a $50 million financing facility with an affiliate of Prentice Capital Management, LP on February 15, 2006. The Preferred Stock converts into shares of the Company’s common stock on a fixed one-to-one basis if, but only if, the Company’s common stock purchase warrants issued on February 15, 2006 to PLKS (the “Warrants”) or the shares of the Company’s common stock issued pursuant to an exercise of the Warrants are cancelled by the Company in accordance with the terms of the Warrants.
     The Company sold the Preferred Stock in reliance upon exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder based upon, among other things, written investment representations of PLKS in the Securities Purchase Agreement. In addition, the certificate representing the shares of Preferred Stock bears a customary restrictive legend. The aggregate purchase price of the Preferred Stock is $44,577.51. Copies of the Company’s material agreements relating to the sale of the Preferred Stock were filed with the Company’s Current Report on Form 8-K filed on February 22, 2006.
     No financial advisor or placement agent fees or compensation were paid in connection with the sale and issance of the Preferred Stock.
Item 9.01. Financial Statements and Exhibits.
(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits
3.1	Lakes Entertainment, Inc. Certificate of Designation of Series A Convertible Preferred Stock dated February 21, 2006 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on February 22, 2006 with the Securities and Exchange Commission).

10.1	Financing Agreement dated as of February 15, 2006 among Lakes Entertainment, Inc., various subsidiaries of Lakes Entertainment, Inc., and PLKS Funding, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 22, 2006 with the Securities and Exchange Commission).

10.2	Securities Purchase Agreement dated as of February 15, 2006 between Lakes Entertainment, Inc. and PLKS Holdings, LLC including schedules and exhibits thereto (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on February 22, 2006 with the Securities and Exchange Commission).

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAKES ENTERTAINMENT, INC.
(Registrant)

Date: February 28, 2006	/s/ Timothy J. Cope

Name: Timothy J. Cope
Title: President and Chief Financial Officer

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